SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM 8-K

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)      September 23, 2002



                              MOLEX INCORPORATED
            (Exact name of registrant as specified in its charter)


        Delaware                       0-7491                36-2369491
___________________________     ____________________      ________________
(State or other jurisdiction      (Commission file        (IRS Employer
   of incorporation)                    number)          identification No.)





  2222 Wellington Court, Lisle Illinois                        60532
  _____________________________________                     ___________

 (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code         (630) 969-4550



















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Item 9.  Regulation FD Disclosure

On September 23, 2002, J. Joseph King, Vice-Chairman and Chief Executive Officer, and Robert B. Mahoney, Vice President, Treasurer and Chief Financial Officer of Molex Incorporated each submitted to the Securities and Exchange Commission statements pursuant to the Securities and Exchange Commission's Order No. 4-460 issued on June 27, 2002. Copies of these statements are attached as Exhibits to this Form 8-K.


On September 20, 2002, J. Joseph King, Vice-Chairman and Chief Executive Officer, and Robert B. Mahoney, Vice President, Treasurer and Chief Financial Officer of Molex Incorporated each submitted to the Securities and Exchange Commission certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these statements are attached as Exhibits to this Form 8-K.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  (c) Exhibits

      (99.1) Statement Under Oath of Principal Executive officer and Principal
             Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

      (99.2) Certification Under Section 906 of the Sarbanes-Oxley Act of 2002
             "Corporate Responsibility for Financial Reports"






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 23, 2002                      MOLEX INCORPORATED
                                              ____________________
                                                  (Registrant)

                                  By:        /S/ ROBERT B. MAHONEY
                                             _______________________
                                             Robert B. Mahoney
                                             Vice President, Treasurer
                                             and Chief Financial Officer

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Exhibit Index


Exhibit No.       Description

   99.1           Statement Under Oath of Principal Executive officer and
                   Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings


   99.2           Certification Under Section 906 of the Sarbanes-Oxley Act
                   of 2002 "Corporate Responsibility for financial Reports"






































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